EXHIBIT 10.3

EXCHANGE AGREEMENT

This EXCHANGE AGREEMENT (the “Agreement”), dated as of October 27, 2015, is by and between Blue Earth, Inc., a Nevada corporation (the “Company”), and [________] (the “Holder”).

RECITALS

A.

Pursuant to that certain Securities Purchase Agreement, dated as of October 16, 2015, by and among the Company, the Holder and the other parties thereto (as amended from to time (including by Amendment No. 1 thereto), the “Purchase Agreement”), the Company issued to the Holder (i) 4,000,000 shares of Common Stock (as defined below) (the “Shares”), (ii) Series A Warrants (as defined in the Purchase Agreement) to acquire up to an additional 4,000,000 shares of Common Stock, (iii) Series B Warrants (as defined in the Purchase Agreement) to acquire up to an additional 3,983,606 shares of Common Stock and (iv) Series C Warrants (as defined in the Purchase Agreement) to acquire up to an additional 1,000,000 shares of Common Stock.  Such Series C Warrants issued to the Holder were forfeited in accordance with their terms on October 23, 2015.  The Shares, such Series A Warrants issued to the Holder and such Series B Warrants issued to the Holder are collectively referred to herein as the “Existing Securities.” “Existing Warrants” means, collectively, such Series A Warrants and such Series B Warrants, in each case, issued to the Holder.

B.

In exchange for the Holder’s Existing Securities, the Company has authorized (i) the payment to the Holder of the Payment Amount (as defined below) and (ii) the issuance to the Holder of a warrant to initially acquire up to 1,500,000 shares of Common Stock, in the form attached hereto as Exhibit A (including all warrants issued in exchange therefor or replacement thereof, the “Warrant”) (as exercised, collectively, the “Warrant Shares”). The Warrant and the Warrant Shares are collectively referred to herein as the “Securities.”

C.

The Company desires that the Holder exchange the Existing Securities on the terms set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holder hereby agree as follows:

1.

Exchange.  Simultaneously with the execution and delivery of this Agreement by the parties hereto, the Holder shall, and the Company shall, exchange the Holder’s Existing Securities for (a) $[_________][1] (the “Payment Amount”) and (b) the Warrant. It is expressly understood and agreed that the exchange contemplated hereunder is being undertaken pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “1933 Act”). None of the Securities shall bear any restrictive or other legends, and the Company shall not issue, and the Company shall prohibit all other Persons (as defined below) from issuing, any stop-transfer order, instruction or other restriction with respect to any of the Securities.

__________________

[1] Insert amount equal to $0.55 per share multiplied by total number of Shares

The Holder shall deliver the Existing Securities to the Company no later than the third (3rd) Business Day (as defined below) immediately following the date hereof as specified in writing by the Company (it being understood and agreed that (x) if the Company has not yet delivered the Existing Warrants to the Holder, then the Holder shall be deemed to have delivered the Existing Warrants to the Company and (y) if the Holder instructs its broker to deliver the Shares to the Company, then the Holder shall be deemed to have delivered the Shares to the Company). The Company shall deliver (i) the Payment Amount to the Holder simultaneously with the execution and delivery of this Agreement by the parties hereto by wire transfer of immediately available funds to the account specified in writing by the Holder and (ii) the Warrant to the Holder no later than the third (3rd) Business Day immediately following the date hereof to the address specified in writing by the Holder. For purposes of this Agreement, (i) “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed; and (ii) “Common Stock” means (i) the shares of common stock of the Company, $0.001 par value per share, and (ii) any capital stock into which such shares of common stock shall have been changed or any share capital resulting from a reclassification of such shares of common stock.

2.

Representations and Warranties of the Company. The Company represents and warrants to the Holder that:

(a)

The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada and has the requisite power and authorization to own its properties and to carry on its business as now being conducted and as presently proposed to be conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any of its subsidiaries, (ii) the transactions contemplated hereby or in any of the other Transaction Documents (as defined below) or (iii) the authority or ability of the Company to perform any of its obligations under any of the Transaction Documents.

(b)

The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents (as defined below) and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Warrant and the reservation for issuance and issuance of the Warrant Shares issuable upon exercise of the Warrant), have been duly authorized by the Company’s board of directors, and no further filing, consent or authorization is required by the Company, its subsidiaries, their respective boards of directors or their stockholders or other governing body.

This Agreement and the other Transaction Documents have been duly executed and delivered by the Company and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. “Transaction Documents” means, collectively, this Agreement, the Warrant and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

(c)

The issuance of the Warrant is duly authorized, and upon issuance in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof. The issuance of the Warrant Shares is duly authorized, and upon exercise in accordance with the Warrant, the Warrant Shares, when issued, will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, with the holders thereof being entitled to all rights accorded to a holder of Common Stock. The offer and issuance by the Company of the Securities and the transactions contemplated by this Agreement are exempt from registration pursuant to Section 3(a)(9) under the 1933 Act. As a result of the foregoing, all of the Securities shall freely transferable and freely tradable by the Holder without restriction.

(d)

The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Warrant and the reservation for issuance and issuance of the Warrant Shares issuable upon exercise of the Warrant) will not (i) result in a violation of any of the organizational documents of the Company (including, without limitation, any terms of any preferred stock contained therein) or any of its subsidiaries, any capital stock of the Company or any of its subsidiaries or bylaws of the Company or any of its subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of the Nasdaq Capital Market) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected, except, in the case of clause (ii) above, for any conflict, default or right that could not reasonably be expected to have a Material Adverse Effect.

(e)

The Company is not required to obtain any consent from, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under, or contemplated by, the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain at or prior to the consummation of the transactions contemplated by this Agreement have been obtained or effected on or prior to the consummation of the transactions contemplated by this Agreement, and the Company is not aware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(f)

The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement), stockholder rights plan or other similar anti-takeover provision under the Company’s organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to the Holder as a result of the transactions contemplated by this Agreement (including, without limitation, the Company’s issuance of the Securities and the Holder’s ownership of the Securities), together with all other securities now or hereafter owned or acquired by the Holder. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of shares of Common Stock or a change in control of the Company or any of its subsidiaries.

(g)

No event, liability, development or circumstance has occurred or exists, or is reasonably expected to occur or exist, with respect to the Company, any of its subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise) that (i) would be required to be disclosed by the Company under applicable laws on a registration statement on Form S-1 filed with the SEC (as defined below) relating to an issuance and sale by the Company of its Common Stock to the holders of its Common Stock and which has not been publicly announced or (ii) could have a Material Adverse Effect.

(h)

There are no solicitation fees, brokerage commissions, finder’s fees or other similar fees or commissions payable in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with Company or any action taken by Company.

(i)

The Company understands and acknowledges that the number of Warrant Shares may increase in certain circumstances. The Company further acknowledges that its obligation to issue the Warrant Shares upon exercise of the Warrant in accordance with this Agreement and the Warrant is absolute and unconditional, regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

(j)

The Company confirms that neither it nor any other Person acting on its behalf has provided the Holder or any of its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information regarding the Company or any of its subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. The Company understands and confirms that the Holder will rely on the foregoing representations in effecting transactions in securities of the Company.

3.

Holder’s Representations and Warranties. Holder represents and warrants to the Company that:

(a)

The Holder is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder.

(b)

The Holder has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder.  The execution and delivery of this Agreement by the Holder and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Holder and no further action is required by the Holder. This Agreement has been duly executed by the Holder and constitutes the legal, valid and binding obligation of the Holder enforceable against the Holder in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c)

The execution, delivery and performance by the Holder of this Agreement and the consummation by the Holder of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of the Holder, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Holder is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Holder, except, in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Holder to perform its obligations hereunder.

(d)

The Holder owns the Existing Securities and all rights thereunder free and clear of any liens, encumbrances, pledges, options or other rights of any kind and description (except for liens, encumbrances, pledges, options and other rights and restrictions imposed by applicable securities laws, the terms of the Existing Securities and those customarily imposed by prime brokers and prime brokerage arrangements).

4.

Entire Agreement. This Agreement, together with the exhibit hereto and the other Transaction Documents, supersedes all other prior oral or written agreements between the Holder, the Company, their affiliates and Persons acting on their behalf solely with respect to the matters contained herein and therein, and this Agreement, together with the exhibit hereto and the other Transaction Documents, contains the entire understanding of the parties solely with respect to the matters covered herein and therein; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to), except as otherwise expressly set forth herein, (i) have any effect on any agreements the Holder or any of its affiliates has entered into with, or any instruments the Holder or any of its affiliates has received from, the Company or any of its subsidiaries prior to the date hereof with respect to any prior investment made by the Holder or any of its affiliates in the Company or (ii) waive, alter, modify or amend in any respect any obligations of the Company or any of its subsidiaries, or any rights of or benefits to the Holder or any of its affiliates or any other Person, in any agreement entered into prior to the date hereof between or among the Company and/or any of its subsidiaries and the Holder or any of its affiliates, or any instruments the Holder or any of its affiliates has received from the Company and/or any of its subsidiaries prior to the date hereof, and all such agreements and instruments shall continue in full force and effect. As a material inducement for the Holder to enter into this Agreement, the Company expressly acknowledges and agrees that (i) no due diligence or other investigation or inquiry conducted by the Holder, any of its advisors or any of its representatives shall affect the Holder’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement and (ii) nothing contained in any of the documents filed by the Company with the Securities and Exchange Commission (“SEC”) shall affect the Holder’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement. Except as specifically set forth herein or in the other Transaction Documents, neither the Company nor the Holder makes any representation, warranty, covenant or undertaking with respect to such matters.

5.

Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed under the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall (i) limit, or be deemed to limit, in any way any right to serve process in any manner permitted by law or (ii) be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder or to enforce a judgment or other court ruling in favor of the Holder. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

6.

Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

7.

Construction; Survival. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. The representations, warranties, agreements and covenants shall survive the consummation of the transactions contemplated by this Agreement. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Each and every reference to share prices, shares of Common Stock and any other numbers in this Agreement that relate to the Common Stock shall be automatically adjusted for stock splits, stock dividends, stock combinations and other similar transactions that occur with respect to the Common Stock after the date of this Agreement. All dollar amounts referred to in this Agreement and the other Transaction Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation.

8.

Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.”  The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found. The Holder hereby agrees that the Company shall no longer have any obligations under (i) Sections 4.11 and 4.12 of the Purchase Agreement and (ii) Sections 4.11 and 4.12 of that certain Securities Purchase Agreement, dated as of June 28, 2015, by and among the Company and the Holder.]

[The Holder hereby agrees that the Company shall no longer have any obligations under Sections 4.11 and 4.12 of the Purchase Agreement.]

9.

Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. The Company shall not assign this Agreement or any rights hereunder, or delegate any obligations hereunder, without the prior written consent of the Holder (which may be granted or withheld in the sole discretion of the Holder). The Holder may assign some or all of its rights hereunder in connection with any assignment or transfer of any of the Securities without the consent of the Company, in which event such assignee or transferee (as the case may be) shall have the rights of the Holder that were so assigned. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person (other than the Indemnitees).

10.

Disclosure; Listing. The Company shall, on or before 8:30 a.m., New York time, on the first (1st) Business Day after the date hereof file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the Securities Exchange Act of 1934, as amended (the “1934 Act”), and attaching all the Transaction Documents. From and after the filing of the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) regarding the Company or any of its subsidiaries delivered to the Holder by the Company or any of its subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by this Agreement. The Company shall not, and the Company shall cause each of its subsidiaries and each of its and their respective officers, directors, employees and agents, not to, provide the Holder with any material, non-public information regarding the Company or any of its subsidiaries from and after the filing of the 8-K Filing without the express prior written consent of the Holder. In the event of a breach of any of the foregoing covenants by the Company, any of its subsidiaries, or any of its or their respective officers, directors, employees and agents (as determined in the reasonable good faith judgment of the Holder), in addition to any other remedy provided herein, the Holder shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, non-public information without the prior approval by the Company, any of its subsidiaries, or any of its or their respective officers, directors, employees or agents. The Holder shall not have any liability to the Company, any of its subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents, for any such disclosure. Subject to the foregoing, neither the Company, its subsidiaries nor the Holder shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of the Holder, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Holder shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the Holder, the Company shall not (and shall cause each of its subsidiaries and affiliates to not) disclose the name of the Holder in any filing (other than the 8-K Filing), announcement, release or otherwise.

Notwithstanding anything contained in this Agreement to the contrary and without implication that the contrary would otherwise be true, the Company expressly acknowledges and agrees that the Holder shall not have (unless expressly agreed to by the Holder after the date hereof in a written definitive and binding agreement executed by the Company and the Holder), any duty of confidentiality with respect to, or a duty not to trade on the basis of, any information regarding the Company or any of its subsidiaries.

11.

Listing; Blue Sky Laws. The Company shall promptly secure the listing of all of the Warrant Shares upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is listed or designated for quotation (as the case may be). The Company shall maintain the Common Stock’s listing or designation for quotation (as the case may be) on The New York Stock Exchange, the NYSE MKT, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market. The Company shall timely make all filings and reports relating to the offer and issuance of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply with all applicable federal, state, local and foreign laws, statutes, rules, regulations and the like relating to the offer and issuance of the Securities.

12.

Indemnification. In consideration of the Holder’s execution and delivery of this Agreement and in addition to all of the other obligations of the Company under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Holder and each holder of any Securities and all of their stockholders, partners, members, managers, advisors, officers, directors, employees and direct or indirect investors and each of the foregoing Persons’ agents and other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in any of the Transaction Documents, (b) any breach of any covenant, agreement or obligation of the Company contained in any of the Transaction Documents or (c) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any subsidiary) or which otherwise involves such Indemnitee that arises out of, relates to or results from (i) the execution, delivery, performance or enforcement of any of the Transaction Documents, (ii) any disclosure properly made by the Holder pursuant to Section 10 or (iii) the status of such Indemnitee or holder of any Securities either as a holder of any Securities or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

13.

Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

14.

Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, if delivered personally; (ii) when sent, if sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) when sent, if sent by e-mail (provided that such sent e-mail is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s e-mail server that such e-mail could not be delivered to such recipient) and (iv) if sent by overnight courier service, one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses, facsimile numbers and/or e-mail addresses for such communications are as set forth on the signature pages hereto or to such other address, facsimile number or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date and recipient facsimile number or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iv) above, respectively. A copy of the e-mail transmission containing the time, date and recipient e-mail address shall be rebuttable evidence of receipt by e-mail in accordance with clause (iii) above.

15.

Expenses. The Company shall reimburse the Holder or its designee(s) for all costs and expenses incurred by it or its affiliates in connection with the transactions contemplated by this Agreement (including, without limitation, all legal fees and disbursements in connection therewith, structuring, documentation and implementation of the transactions contemplated by this Agreement and due diligence in connection therewith) a non-accountable amount equal to $10,000 which shall be paid by the Company by wire transfer of immediately available funds simultaneously with the execution of this Agreement. Except as otherwise set forth in this Agreement, each party to this Agreement shall bear its own expenses in connection with the transactions contemplated by this Agreement.

16.

Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

17.

Amendments; Waivers.  No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Holder or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

18.

Terms.  The Company represents, warrants and covenants that the Company has not entered into, and will not, directly or indirectly, enter into (or provide, grant or enter into any waiver, amendment, termination or the like with respect to), any agreement, understanding, instrument or the like with, or for the benefit of, any holder of any of the other shares of Common Stock, Series A Warrants, Series B Warrants or Series C Warrants issued pursuant to the Purchase Agreement (each an “Other Holder”) or any of their respective affiliates with or that results in any terms and/or conditions which are more favorable to any such Person than the terms and conditions provided to, or for the benefit of, the Holder. To the extent the Company enters into (or provides, grants or enters into any waiver, amendment, termination or the like with respect to) any, direct or indirect, agreement, understanding, instrument or the like with, or for the benefit of, any Other Holder or any of their respective affiliates that contains or results in any terms and/or conditions which are more favorable to any such Person than the terms and/or conditions provided to, or for the benefit of, the Holder, then the Holder, at its option, shall be entitled to the benefit of such more favorable terms and/or conditions (as the case may be) and this Agreement shall be automatically amended to reflect such more favorable terms or conditions (as the case may be). To the extent the Company, directly or indirectly, enters into (or provides, grants or enters into any waiver, amendment, termination or the like with respect to) any agreement, understanding, instrument or the like with, or for the benefit of, any Other Holder or any of their respective affiliates that contains or results in any terms or conditions which are not identical to the terms and conditions provided to, or for the benefit of, the Holder, then the Company shall immediately notify the Holder of, and contemporaneously with such notification publicly disclose, any such terms to the extent such terms constitute material, non-public information. The Company further represents and warrants that (i) no consideration has been offered or paid to any Other Holder or any of their respective affiliates with respect to any of the matters addressed in this Agreement or otherwise, (ii) no agreement, understanding, instrument or the like has been entered into with or granted to any Other Holder or any of their respective affiliates with respect to any of the matters addressed in this Agreement that contains any terms or conditions that are different in any respect from any of the terms or conditions contained in this Agreement and (iii) simultaneously herewith all of the Other Holders are also entering into agreements identical to this Agreement (the “Other Exchange Agreements”).

19.

Independent Obligations. The obligations of the Holder hereunder are several and not joint with the obligations of any Other Holder, and the Holder shall not be responsible in any way for the performance of the obligations of any Other Holder under any of the Other Exchange Agreements or any other similar agreement. Nothing contained herein, and no action taken by the Holder pursuant hereto, shall be deemed to constitute the Holder and the Other Holders as, and the Company acknowledges that the Holder and the Other Holders do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holder or any of the Other Holders are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any matters, and the Company acknowledges that the Holder and the Other Holders are not acting in concert or as a group or entity, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by this Agreement or any other similar agreement. The decision of the Holder to enter into this Agreement has been made by the Holder independently of any Other Holder. The Company and the Holder confirm that the Holder has independently participated with the Company in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. The Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any Other Holder to be joined as an additional party in any proceeding for such purpose. To the extent that any Other Holder enters into an agreement with the same or similar terms and conditions or pursuant to the same or similar documents, all such matters are solely in the control of the Company, not the action or decision of the Holder, and would be solely for the convenience of the Company and not because it was required or requested by the Holder.

20.

Termination. Notwithstanding anything contained in this Agreement to the contrary, if the Company does not deliver the Warrant to the Holder in accordance with Section 1 hereof, then, at the election of the Holder delivered in writing to the Company at any time after the third (3rd) Business Day immediately following the date of this Agreement, this Agreement shall be terminated and be null and void ab initio and the Holder’s Existing Securities shall automatically be reinstated as if this Agreement never existed.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY:

BLUE EARTH, INC.

By: _____________________

Name:   G. Robert Powell

Title:     Chief Executive Officer

_____________________

_____________________

_____________________

Facsimile: (___) ___-____

E-mail address:________________

Attention: ____________

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HOLDER:

[______________________]

By: ____________________

Its: [____________________]

_____________________

_____________________

_____________________

Facsimile: (___) ___-____

E-mail address:________________

Attention: ____________